UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2020

BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Boston Properties, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip Code)
(617)
236-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
Boston Properties, Inc.	Common Stock, par value $.01 per share	BXP	New York Stock Exchange
Boston Properties, Inc.	Depository Shares Each Representing 1/100th of a share of 5.25% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	BXP PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Boston Properties, Inc.:
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
Boston Properties Limited Partnership:
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events.

On May 22, 2020, Boston Properties, Inc. (the “Company”) and Boston Properties Limited Partnership, the Company’s operating partnership (the “Partnership”), filed an automatic shelf registration statement on Form
S-3
(File No.
 333-
238607
) (the “Universal Shelf Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to replace an existing shelf registration statement, which was scheduled to expire on June 2, 2020. In connection with the filing of this new registration statement, the Company also filed two new prospectus supplements. These prospectus supplements relate to (i) the Company’s new $600 million “at the market” equity offering program as described below, which replaced the Company’s prior $600 million “at the market” equity offering program that was scheduled to expire on June 2, 2020, and which is no longer effective, and (ii) the issuance of up to 256,073 shares of common stock of the Company that may be issued from time to time if, and to the extent that, the holders of previously issued common units of limited partnership interest in the Partnership present such units for redemption, which offerings had been covered by the prior registration statement. In addition, on May 22, 2020, the Company filed an automatic shelf registration statement on Form
S-3
(File No.
 333-
238620
) with the SEC to replace an existing shelf registration statement relating to its Dividend Reinvestment and Stock Purchase Plan, which was scheduled to expire on August 4, 2020.
In connection with the commencement of the “at the market” equity offering, the Company may sell up to an aggregate of $600 million of shares of its common stock (the “Shares”) from time to time during a period of up to three years in “at the market” equity offerings or certain other transactions (the “Offering”). The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.
The Offering will occur pursuant to ten separate sales agency financing agreements (each, individually, a “Sales Agreement” and, collectively, the “Sales Agreements”) entered into by the Company with each of BofA Securities, Inc., BNY Mellon Capital Markets, LLC, Deutsche Bank Securities Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC (and in certain cases, certain of their respective affiliates) for the offer and sale of the Shares. The Company refers to these entities, when acting in their capacity as sales agents for the Company or as principals, each, individually, as a “Sales Agent” and, collectively, as the “Sales Agents,” and when acting in their capacity as agents for the Forward Purchasers (as defined below), each, individually, as a “Forward Seller” and, collectively, as the “Forward Sellers.”
The Sales Agreements contemplate that, in addition to the issuance and sale of the Shares by the Company through or to the Sales Agents, acting as its sales agents or as principals, as applicable, the Company may also engage in forward sale transactions under separate master forward confirmations (collectively, the “Master Forward Confirmations”) and related supplemental confirmations (each, a “Forward Sale Agreement” and, collectively, the “Forward Sale Agreements”), with each of Bank of America, N.A., The Bank of New York Mellon, Deutsche Bank AG, London Branch, Jefferies LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, The Bank of Nova Scotia and The Toronto-Dominion Bank (and in certain cases, certain of their respective affiliates). The Company refers to these entities when acting in their capacity as purchasers under any forward sale transactions, each, individually, as a “Forward Purchaser” and, collectively, as the “Forward Purchasers.”

If the Company decides to engage in a forward sale transaction, it will deliver instructions to the relevant Forward Purchaser and Forward Seller to borrow and sell shares of the Company’s common stock. Subject to, among other things, the terms and conditions in the relevant Sales Agreement and the acceptance of such instructions from the Company by the relevant Forward Purchaser and Forward Seller, such Forward Purchaser will use its commercially reasonable efforts to borrow or cause its affiliate to borrow, offer and sell through the relevant Forward Seller, the applicable shares of the Company’s common stock to establish the initial forward sale price under the applicable Forward Sale Agreement. Following such sales, pursuant to the relevant Forward Sale Agreement, the Company generally will have the right during the term of the relevant Forward Sale Agreement to issue and sell to the relevant Forward Purchaser a number of shares of the Company’s common stock equal to the number of borrowed shares that were sold in exchange for the forward sale price or, in the sole discretion of the Company, to cash settle or net share settle the Forward Sale Agreement. At the end of the term of the relevant Forward Sale Agreement, the Company generally will be obligated to issue and sell such shares to the relevant Forward Purchaser for the forward sale price if the Forward Sale Agreement has not been previously settled. The forward price generally is based on the initial forward price, as adjusted on a daily basis based on a floating interest rate factor equal to the overnight bank funding rate less a spread, to be agreed upon by the Company and the Forward Purchaser under the relevant Forward Sale Agreement, and subject to decrease on certain dates specified in the relevant Forward Sale Agreement by the amount per share of quarterly dividends the Company expects to declare on its common stock during the term of the relevant Forward Sale Agreement.
Each Sales Agreement has a term of up to three years and provides that the Company may offer and sell from time to time pursuant to the Sales Agreements up to a combined total of $600 million of shares of its common stock during such three-year term through the Sales Agents. The Sales Agreements provide that each Sales Agent will be entitled to compensation that will not exceed, but may be lower than, 2.0% of the gross sales price of all shares sold through it as Sales Agent under the applicable Sales Agreement. In connection with any Forward Sale Agreement, the Company will pay the applicable Forward Seller a commission, in the form of a reduced initial forward sale price under the related Forward Sale Agreement, at a mutually agreed rate not exceeding 2.0% of the volume-weighted average of the sales prices per share of the borrowed shares of the Company’s common stock sold through such Forward Seller during the applicable forward hedge selling period for such transaction (subject to certain adjustments).
Sales of the Shares, if any, pursuant to the Sales Agreements may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker or through an electronic communications network, as well as in negotiated or other transactions described in the prospectus supplement relating to the Offering, which may include block trades. The Company or any of the Sales Agents may at any time suspend solicitation and offers under the Sales Agreements or terminate the Sales Agreements.
The Shares will be issued pursuant to the prospectus supplement and the Universal Shelf Registration Statement described above. The forms of the Sales Agreements and Master Forward Confirmations are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form
8-K.
The descriptions of the Sales Agreements and Master Forward Confirmations do not purport to be complete and are qualified in their entirety by reference to the forms of the Sales Agreements and Master Forward Confirmations filed herewith as exhibits to this Current Report on Form
8-K
and incorporated herein by reference.
Opinions of the Company’s counsel, Goodwin Procter LLP, regarding the legality of the shares of common stock covered by the prospectus supplements described above are filed as Exhibits 5.1 and 5.2 hereto and are incorporated herein by reference.
This Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Item 9.01.	Financial Statements and Exhibits.

(d)
Exhibits
.

Exhibit Number	Description

1.1	Form of Sales Agency Financing Agreement

1.2	Form of Master Forward Confirmation

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

5.2	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibits 5.1 and 5.2)

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

By:	/s/ Michael E. LaBelle
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP

By:	Boston Properties, Inc., its General Partner

By:	/s/ Michael E. LaBelle
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 22, 2020